Credit facility and loans	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Credit facility and loans	Credit facility and loans
Leumi credit facility
The Company had a Loan and Security Agreement with Bank Leumi le-Israel B.M. (the “Leumi Credit Facility”), which, as amended, consisted of a revolving credit facility in the aggregate amount of up to $35,000. As of December 31, 2020, the borrowing base of the Leumi Credit Facility was computed based on an advance multiplier of 400% multiplied by the Company’s aggregate monthly recurring revenues (“MRR”), as defined. Outstanding borrowings under the Leumi Credit Facility bear interest, payable on a monthly basis, at a rate of LIBOR plus 4% per annum.
The Company was charged a fee of 0.5% per annum on amounts available for draw that were undrawn under the Leumi Credit Facility.
The Leumi Credit Facility contained financial covenants which required the Company to (i) maintain certain minimum cash and cash equivalents balances, (ii) achieve certain quarterly MRR growth targets, and (iii) not deviate by more than negative 20% from the actual operating profit/loss as provided to the lender. As of December 31, 2020, the Company was in compliance with all of its financial covenants under the Leumi Credit Facility.
Substantially all of the Company’s assets were pledged as collateral under the Credit Facility.
As of December 31, 2020, the Company had drawn $26,800 available under the Leumi Credit Facility. The term of the Leumi Credit Facility expired on December 31, 2020, and was fully repaid in January 2021, in accordance with the Loan and Security Agreement.
SVB credit facility
In December 2020, the Company entered into a new Loan and Security Agreement with Silicon Valley Bank (the “SVB Credit Facility”), which included a revolving credit line facility in the aggregate amount of up to $75,000 (the “Revolving Line”). The borrowing base of the SVB Credit Facility is computed based on advance multiplier of 600% multiplied by the Company’s aggregate monthly recurring revenues less the net retention rate, as defined.
Outstanding borrowings under the SVB Credit Facility bear interest, payable on a monthly basis, at a rate equal to the greater of 3.50% per annum or 0.25% over the prime rate reported in the Wall Street Journal. The Company is charged a fee of 0.3% per annum on amounts available for draw that are undrawn under the SVB Credit Facility (“Availability Amount”).
The SVB Credit Facility is subject to certain financial covenants, including that the Company maintain liquidity of at least $35,000. Liquidity for this purpose is the sum of (i) the aggregate amount of the Company’s unrestricted and unencumbered cash and cash equivalents and (b) the Availability Amount as described above.
The SVB Credit Facility is secured by substantially all of the Company’s assets. It also contains various affirmative and negative covenants, including financial reporting requirements and limitations on indebtedness, liens, mergers, consolidations, liquidations and dissolutions, sales of assets, dividends and other restricted payments, investments (including acquisitions) and transactions with affiliates.
During 2021, the Company had drawn $30,000 under the SVB Credit Facility, which were repaid during the year. As of December 31, 2021, the Company had no outstanding debt under the SVB Credit Facility and was in compliance with all of its financial covenants under the SVB Credit Facility.
PPP loan
In May 2020, the Company entered into a loan agreement with Bank Leumi USA as part of the US government’s Paycheck Protection Program to provide economic relief as a result of the COVID-19 pandemic (the “PPP Loan”). The PPP Loan, in the principal amount of $1,759, together with the accrued interest thereon, was to be repaid in 18 equal installments beginning in December 2020. The fixed interest rate on the PPP Loan was 1% per year. The Company fully repaid the PPP Loan including all accrued interest thereon in December 2020.